UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2004

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London, England W14 0QH

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(727) 622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Danka Business Systems PLC (“Danka”) hereby amends its Form 8-K filed with the Securities and Exchange Commission on July 12, 2004 (the “Form 8-K”) to state that it is the intent of the Plan that such retention of Ernst & Young LLP (“Ernst & Young”) for purposes of auditing the Plan be given effect to the date of October 17, 2003 which is coincident with the retention of Ernst & Young for purposes of completing Danka’s annual audit as previously reported on Form 8-K dated October 17, 2003.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 6, 2004, the Danka 401(k) Profit Sharing Plan (the “Plan”) dismissed KPMG LLP (“KPMG”) as its independent accountant. It is the intent of the Plan that such retention of Ernst & Young for purposes of auditing the Plan be given effect to the date of October 17, 2003 which is coincident with the retention of Ernst & Young for purposes of completing Danka’s annual audit as previously reported. The decision to dismiss KPMG and retain Ernst & Young was approved by the Audit Committee of the Board of Directors of Danka Business Systems Plc. As of July 6, 2004, KPMG will no longer provide services as the Plan’s independent accountant.

The report of KPMG on the financial statements and supplemental schedule of the Plan for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the years ended December 31, 2002 and 2001 and through the date of this report, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in its report on the financial statements and supplemental schedule of the Plan for such years. There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the years ended December 31, 2002 and 2001 and through the date of this report. The Audit Committee has authorized KPMG to respond fully to inquiries of Ernst & Young.

During the fiscal years 2002 and 2001 and any subsequent interim period prior to engaging Ernst & Young, the Plan has not consulted with Ernst & Young with regard to (i) any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion Ernst & Young might render on the Plan’s financial statements and supplemental schedule or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Plan provided KPMG a copy of this Report and requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter, dated March 18, 2005 is filed as Exhibit 16 to this Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16	Letter dated March 18, 2005 from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANKA 401(K) PROFIT SHARING PLAN

By:	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President and Chief Financial Officer

Dated: March 21, 2005

EXHIBIT INDEX

Exhibit No.	Description
16	Letter dated March 18, 2005 from KPMG LLP